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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint each of ALLAN L. SCHUMAN and KENNETH A. IVERSON, signing singly, to be my attorney-in-fact, with full power and authority to sign his name to an amendment to Registration Statement on Form S-8 to deregister shares of Ecolab common stock (and the attached preferred stock purchase rights) previously registered for issuance pursuant to the Ecolab Inc. 1995 Non-Employee Director Stock Option Plan, which have not been issued under the plan and are not subject to currently outstanding options, provided that the amendment, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document.

         IN WITNESS WHEREOF, I have hereunto affixed my signature this 23rd day of February, 2001.

                                       /s/ Les S. Biller
                                       -----------------------------------------
                                       Les S. Biller

                                       /s/ Ruth S. Block
                                       -----------------------------------------
                                       Ruth S. Block

                                       /s/ Jerry A. Grundhofer
                                       -----------------------------------------
                                       Jerry A. Grundhofer

                                       /s/ James J. Howard
                                       -----------------------------------------
                                       James J. Howard

                                       /s/ Joel W. Johnson
                                       -----------------------------------------
                                       Joel W. Johnson

                                       /s/ Jerry W. Levin
                                       -----------------------------------------
                                       Jerry W. Levin

                                       /s/ Roberert L. Lumpkins
                                       -----------------------------------------
                                       Robert L. Lumpkins

                                       /s/ Hugo Uyterhoeven
                                       -----------------------------------------
                                       Hugo Uyterhoeven


         IN WITNESS WHEREOF, I have hereunto affixed my signature this 28th day of February, 2001.

                                       /s/ William L. Jews
                                       -----------------------------------------
                                       William L. Jews